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                                                                   EXHIBIT 10(Y)

                               SECOND AMENDMENT TO

                             JOINT VENTURE AGREEMENT


     THIS SECOND AMENDMENT TO JOINT VENTURE AGREEMENT is dated the 24th day of February, 2000 (the "Second Amendment") and is between Polaris Industries Inc., a Minnesota corporation ("Polaris"), and Transamerica Commercial Finance Corporation, a Delaware corporation ("TCFC") (collectively, Polaris and TCFC, the "Parties" and individually, a "Party") and amends, in part, the Joint Venture Agreement (the "JV Agreement") dated the 7th day of February, 1996 between Polaris and TCFC and as previously amended. All capitalized terms herein shall have the same meaning as in the JV Agreement unless otherwise defined herein.

                                    RECITALS

     WHEREAS, Polaris and TCFC caused their respective subsidiaries, Polaris Acceptance Inc., a Minnesota corporation ("PAI") and Transamerica Joint Ventures, Inc. ("TJV"), a Delaware corporation (collectively, PAI and TJV the "Partners"), to enter into a Partnership Agreement dated February 7, 1996, as it may be amended from time to time (the "Partnership Agreement") to form an Illinois general partnership (the "Partnership") or "PA" or "Polaris Acceptance") for the ownership and operation of a commercial finance business and related finance businesses within the United States and other countries supporting the business of Polaris and its affiliates from time to time and such other businesses as the Parties subsequently may agree, as further described therein.

     WHEREAS, PA desires to extend the initial term of the Partnership Agreement and of the JV Agreement; and

     WHEREAS, it is a condition of the extension of the initial term of the JV Agreement that Polaris and TCFC amend the terms of the JV Agreement as set forth in this Second Amendment, and

     WHEREAS, the Parties or their affiliates are also executing amendments to other of The Amended Definitive Agreements,

     NOW, THEREFORE, in consideration of the premises, recitals and mutual covenants, undertakings and obligations hereinafter set forth or referred to herein, the Parties mutually covenant and agree as set forth below.

                                    AGREEMENT

     1.   Definitions.

          (a) The definitions of the following terms, when used in the JV Agreement, shall, from and after the effective date of this Second Amendment, be hereby amended as follows:

               (i) The term "Agreement" shall mean the Joint Venture Agreement as amended by this Second Amendment; and

          (b) The following new terms shall be added to the JV Agreement as of the effective date of this Second Amendment:

               (i) The term "Second Amendment" shall mean the Second Amendment to the JV Agreement executed by Polaris and TCFC dated the 24th day of February, 2000;

               (ii) The term "Amended Definitive Agreements", shall have the same meaning as in the First Amendment, and shall also include this Second Amendment and the various amendments to the Definitive Agreements being executed concurrently with this Second Amendment and as any of those Definitive Agreements may be amended from time to time;


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     2.   Amended Term. Section 1.4 is hereby deleted in its entirety and is hereby replaced with the following:

          1.4 Term. The Partnership shall begin on March 1, 1996 and, unless sooner dissolved or terminated under the provisions of the Partnership Agreement, shall continue until February 29, 2004, and thereafter shall be extended automatically for additional one-year terms unless at least one year prior to the expiration of the initial or additional term (as applicable) either Partner gives notice to the other Partner of its intention not to extend the term, in which event the Partnership shall dissolve in accordance with the terms of the Partnership Agreement upon expiration of the then current term.

     3. Amended Capital Contribution. The existing paragraph of Section 1.5, Initial Capital Contribution, is hereby amended by adding the prefix "(A)" prior to the phrase "Initial Capital Contribution" and new paragraphs (B) and (C) are hereby added to Section 1.5 which shall read as follows:

          1.5(B) Ongoing Capital Contributions. Pursuant to the amended Section
          2.2 of the Partnership Agreement entitled "Additional Capital Contributions", each of PAI and TJV is required to make certain payments from time to time to maintain capital requirements. In the event PAI does not make any such payment in full when due, Polaris shall within 5 business days make or cause one of its affiliates to make such required payment on behalf of PAI. In the event TJV does not make any such payment in full when due, TCFC shall within 5 business days make or cause one of its affiliates to make such required payments on behalf of TJV.

          1.5(C) General Reserve Obligations. Pursuant to Section 2.6 of the Partnership Agreement entitled "Establishment of Reserves" each of PAI and TJV may be required to make certain payments from time to time to maintain general reserves established by the Management Committee. In the event PAI does not make any such required payment in full when due, Polaris shall within 5 business days make or cause one of its affiliates to make such required payments on behalf of PAI. In the event TJV does not make any such required payment in full when due, TCFC shall within 5 business days make or cause one of its affiliates to make such required payments on behalf of TJV.

     4. Amended Agreements. Section 1.6, Agreements, is hereby amended by deleting the following words from the 9th and 10th lines of the paragraph: "the Guarantee from Polaris given on behalf of PAI dated February 7, 1996 (the "Polaris Guarantee"),".

     5. Amended Technology. Section 7.18, Technology, is hereby amended to delete the phrase "or 8.14 of the Partnership Agreement" from the thirteenth line of the section.

     6. Representations and Warranties. Each Party represents and warrants to the other Party with respect to itself and its respective Partner subsidiary that all representations and warranties in the JV Agreement made as of the Closing (as defined in the JV Agreement) are made again as of the effective date of this Second Amendment.

     7. Entire Agreement. The JV Agreement as amended by this Second Amendment, together with the other Definitive Agreements and the Amended Definitive Agreements, as of the date hereof contain all of the understandings and agreements of whatsoever kind and nature existing between the Parties hereto and their respective affiliates with respect to the JV Agreement, the other Definitive Agreements and the Amended Definitive Agreements, regarding the subject matter hereof and the subject matter of the other Definitive Agreements and Amended Definitive Agreements and the rights, interests, understandings, agreements and obligations of the Parties and their respective affiliates pertaining to the subject matter hereof and thereof and the Partnership, and supersedes any previous agreements between the Parties and their respective affiliates.

     8. Notices. Section 7.2 of the JV Agreement is hereby deleted in its entirety and is replaced with the following: Notices. All notices, documents, written deliveries and other communications hereunder shall be in

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writing and shall be deemed to have been given (i) when delivered in person,
(ii) one business day after deposit with a nationally recognized overnight courier service, (iii) five business days after being deposited in the United States mail, postage prepaid, first class, registered or certified mail, or (iv) the business day on which sent and received by facsimile as follows:

                       To:    Polaris

                              c/o  Polaris Industries Inc.
                                   2100 Highway 55
                                   Medina, Minnesota 55340
                                   Attention: Michael Malone
                                   Facsimile Number: 612-542-0595

                              With a copy to:

                                   Kaplan, Strangis and Kaplan, P.A.
                                   5500 Norwest Center
                                   90 South Seventh Street
                                   Minneapolis, Minnesota 55402
                                   Attention: James C. Melville
                                   Facsimile Number: 612-375-1143

                       To:    TCFC

                              c/o Transamerica Commercial Finance Corporation 5595 Trillium Blvd.
                                   Hoffman Estates, Illinois 60192
                                   Attention: Vice President, Operations
                                   Facsimile Number: 847-747-7451

                       With a copy to:

                                   General Counsel
                                   Transamerica Commercial Finance Corporation
                                   5595 Trillium Blvd.
                                   Hoffman Estates, Illinois 60192
                                   Facsimile Number: 847-747-7455

     9. Governing Law. This Second Amendment shall be governed by, and construed and enforced under, the laws of the State of Illinois without regard to conflict of law principles.

     Except as otherwise set forth herein, all terms and conditions of the JV Agreement are hereby ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written, it being understood and agreed that it shall be effective as of the execution hereof by all Parties hereto.

                               POLARIS INDUSTRIES INC., A MINNESOTA
                               CORPORATION

                               By:   /s/ Michael Malone
                                     ----------------------------------------

                               Name: Michael Malone
                                     ----------------------------------------

                               Title: Vice President - Chief Financial Officer
                                      ----------------------------------------

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                               TRANSAMERICA COMMERCIAL FINANCE
                               CORPORATION

                               By:     /s/ Rosario A. Perrelli
                                     ----------------------------------------

                               Name:       Rosario A. Perrelli
                                     ----------------------------------------

                               Title:      Senior Vice President
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